Exhibit 10(b): Material Agreement: 1700 Keenan Way, Pahrump, Nevada 89048


                  LEASE WITH OPTION TO PURCHASE

DATE:   This lease agreement was entered into on the 8th day of November, 2002

PARTIES:  Owner:       ALCAR FAMILY TRUST
          And
          Tenant:      COSTAS, INC.

LEASED  PROPERTY:   Owner agrees to lease tenant the  following property:

                  1700 KEENAN WAY, PAHRUMP, NEVADA 89048

LEASE TERMS:   The term of the lease begins on December 1, 2002 and ends on
30 November 2006

RENT:   The  rent  fro the property is $ 750.00 per month, payable on the
1st day of every month.

SECURITY DEPOSIT:   The tenant shall deposit with the  Owner  $ 0  before
moving into the property, as a security deposit. The owner shall return the deposit to the Tenant after the lease term, along with 0% interest per year, so long as the property has not been damaged by the tenant or by the Tenants negligence.

USE  OF PROPERTY:      The property shall be used for for any legal purpose
and no other purpose, without written consent  of the owner.

SUB-LEASE:      The Tenant may not sublease the property  without
the written consent of the Owner.

OWNER'S   MAINTENANCE  RESPONSIBILITES:   The  Owner  agrees   to
maintain the following in good repair:

               NO MAINTENANCE REPAIRS

TENANT'S MAINTENANCE RESPONSIBILITIES: The Tenant agrees to maintain the following in good repair:

               ALL MAINTENANCE AND REPAIRS

INSURANCE:  The Tenant agrees to insure the property against  all risks for $  70,000.00

THREE  THOUSAND FIVE HUNDRED ($3,500.00) DOLLARS TO APPLY AGAINST
THE  PURCHASE PRICE ALONG WITH $50.00 CREDIT PER MONTH AS  STATED
BELOW. ONLY IF OPTION IS EXERCISED

TERMINATION: The Tenant agrees to vacate the property at the end of the lease term in as good condition as it is now, excepting ordinary wear and tear.

OPTION TERMS: The Tenant has the right to purchase the leased property for $ 70,000.00 until 30 November 2006.

If Tenant exercises the option, the Owner agrees to sign the attached Contract of Sale. [Attach a Contract of Sale form with all the blanks filled in Tenant will be given credit toward purchase price $ $50.00 of the rent paid monthly until option is exercised up to four (4) years.

WHEN  PROPERLY COMPLETED THIS IS A BINDING CONTRACT. IF NOT FULLY
UNDERSTOOD,  SEEK  COMPETENT  LEGAL  AID  AND/OR  COUNSEL  BEFORE
SIGNING.

DATED this 21st day of November, 2002.


/s/  Frank Danesi Jr.                    /s/ Alexander Curren
---------------------------             -------------------------------
    for  Costas,  Inc.                 as Trustee for ALCAR FAMILY TRUST
   (Tenant's Signature)                    (Owner's Signature)

    FRANK  DANESI JR.                     ALCAR  FAMILY TRUST
(print or  type name here)             (print or type name here)

       COSTAS, INC.                          ALCAR FAMILY TRUST
  8787  West  Washington Road                  PO Box 4835
    Las Vegas, Nevada 89149                 Pahrump, Nevada 89041